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                          REGISTRATION RIGHTS AGREEMENT

                                 by and between

                         BERKSHIRE REALTY COMPANY, INC.,


                                       and


                      WESTBROOK BERKSHIRE HOLDINGS, L.L.C.

                                   dated as of

                               September 25, 1997

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

                                TABLE OF CONTENTS

                                                                          Page
Section 1.     Definitions..............................................  1
         (a)   "Agreement"..............................................  1
         (b)   "Buyer"..................................................  1
         (c)   "Company"................................................  1
         (d)   "Company Registration Expenses"..........................  1
         (e)   "Commission".............................................  1
         (f)   "Exchange Act"...........................................  1
         (g)   "Exercise Notice"........................................  1
         (h)   "Extraordinary Transaction"..............................  1
         (i)   "Extraordinary Transaction Shares".......................  1
         (j)   "Holdings"...............................................  1
         (k)   "NASD"...................................................  2
         (l)   "Person".................................................  2
         (m)   "Public Offering"........................................  2
         (n)   "Registrable Securities".................................  2
         (o)   "Registration Expenses"..................................  2
         (p)   "Registration Suspension Period".........................  2
         (q)   "Securities Act".........................................  2
         (r)   "Shelf Registration".....................................  2
         (s)   "Stock Purchase Agreement"...............................  2
         (t)   "Suspension Notice"......................................  2
         (u)   "Tag-Along Notice".......................................  2
         (v)   "Tag-Along Shares".......................................  2
         (w)   "Third Party"............................................  2
         (x)   "Underwritten/Placed Offering"...........................  2

Section 2.     Shelf Registration.......................................  3
         (a)   Obligation to File and Maintain..........................  3
         (b)   Black-Out Periods of Buyer...............................  3
         (c)   Black-Out Periods of the Company.........................  3
         (d)   Shelf Registrations......................................  4
         (e)   Notice...................................................  4
         (f)   Expenses.................................................  4
         (g)   Selection of Underwriters................................  4
         (h)   Company Right to Purchase................................  4

Section 3.     Requested Registration...................................  4
         (a)   Obligation to File.......................................  4
         (b)   Underwriting.............................................  5
         (c)   Black-Out Periods of Buyer...............................  5
         (d)   Black-Out Periods of the Company.........................  5
         (e)   Expenses.................................................  6

Section 4.     Incidental Registrations.................................  6
         (a)   Notification and Inclusion...............................  6
         (b)   Cut-back Provisions......................................  6
         (c)   Expenses.................................................  6
         (d)   Duration of Effectiveness................................  6

                                                                       Page
Section 5.     Registration Procedures..................................  7

Section 6.     Underwritten Offerings...................................  9

Section 7.     Preparation, Reasonable Investigation....................  9

Section 8.     Tag-Along Rights.........................................  9
         (a)   Rights and Notice........................................  9
         (b)   Number of Shares to be Included..........................  9
         (c)   Abandonment of Sale...................................... 10
         (d)   Terms of Sale............................................ 10
         (e)   Timing of Sale........................................... 10

Section 9.     Indemnification.......................................... 10
         (a)   Indemnification by the Company........................... 10
         (b)   Indemnification by Buyer................................. 11
         (c)   Notices of Claims, etc................................... 11
         (d)   Other Indemnification.................................... 11
         (e)   Indemnification Payments................................. 12
         (f)   Contribution............................................. 12

Section 10.    Covenants Relating to Rule 144, etc...................... 12

Section 11.    Miscellaneous............................................ 12
         (a)   Counterparts............................................. 12
         (b)   Governing Law............................................ 13
         (c)   Entire Agreement......................................... 13
         (d)   Notices.................................................. 13
         (e)   Successors and Assigns................................... 14
         (f)   Headings................................................. 14
         (g)   Amendments and Waivers................................... 14
         (h)   Interpretation; Absence of Presumption................... 14
         (i)   Severability............................................. 15

REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of September 25, 1997, by and between Berkshire Realty Company, Inc., a Delaware corporation (the "Company"), and Westbrook Berkshire Holdings, L.L.C., a Delaware limited liability company ("Holdings"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined).

   WHEREAS, the Company, Holdings and others have entered into a Stock Purchase Agreement, dated as of even date herewith (the "Stock Purchase Agreement") provides for the purchase by Holdings and sale by the Company to Holdings of shares of Company Preferred Stock; and

   WHEREAS, in order to induce Buyer and others to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth herein;

   NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

   Section 1. Definitions. As used herein, the following terms shall have the following meanings:

   (a) "Agreement" shall have the meaning set forth in the first paragraph hereof.

   (b) "Buyer" shall mean, collectively, as the context may require, Westbrook Real Estate Fund II, L.P. and Holdings, and shall also include any Affiliate of Holdings of which such partners and/or Holdings collectively, directly or indirectly, Beneficially Own a majority or more of the voting power and of the economic interests, or any bona fide financial institution to which any Buyer has Transferred (including upon foreclosure of a pledge) shares of Company Stock for the purpose of securing bona fide indebtedness of any Buyer.

   (c) "Company" shall having the meaning set forth in the first paragraph hereof.

   (d) "Company Registration Expenses" means the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with Company's performance of or compliance with this Agreement, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities.

   (e) "Commission" means the Securities and Exchange Commission, and any successor thereto.

   (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

   (g) "Exercise Notice" shall have the meaning set forth in Section 8(a).

   (h) "Extraordinary Transaction" means (i) any merger, consolidation, sale or acquisition of assets, recapitalization, other business combination, liquidation, or other action out of the ordinary course of business of the Company, or (ii) any issuance of securities, in either case involving the sale, issuance or other disposition of capital stock of the Company representing, in the aggregate, at least 20% of the capital stock of the Company on a fully diluted basis, except the Public Offering.

   (i) "Extraordinary Transaction Shares" shall have the meaning set forth in
Section 8(a).

   (j) "Holdings" shall have the meaning set forth in the first paragraph hereof.

   (k) "NASD" means the National Association of Securities Dealers, Inc.

   (l) "Person" shall mean any individual, partnership, corporation, limited liability company, business trust, joint stock company, unincorporated association, joint venture, other entity of whatever nature or Government Authority.

   (m) "Public Offering" shall mean the widely distributed underwritten/placed offering of Company Common Stock led by Lehman Brothers, Inc. on or before November 31, 1997.

   (n) "Registrable Securities" means (i) any and all shares of Company Common Stock, and (ii) any securities issued or issuable with respect to any Company Common Stock or other securities referred to in clause (i) by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

   (o) "Registration Expenses" means all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any separate counsel retained by Buyer, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by Buyer against liabilities arising out of the public offering of securities. In the case of "Incidental Registration" under
Section 4, the term "Registration Expenses" will include all such items as set forth above, with respect to Person other than Buyer, provided that the same are not for the account of Buyer.

   (p) "Registration Suspension Period" shall have the meaning set forth in
Section 2(b).

   (q) "Securities Act" means the Securities Act of 1933, as amended, and any successor thereof, and the rules and regulations thereunder.

   (r) "Shelf Registration" shall have the meaning set forth in Section 2(a).

   (s) "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

   (t) "Suspension Notice" shall have the meaning set forth in Section 2(b).

   (u) "Tag-Along Notice" shall have the meaning set forth in Section 8(a).

   (v) "Tag-Along Shares" shall have the meaning set forth in Section 8(a).

   (w) "Third Party" shall have the meaning set forth in Section 8(a).

   (x) "Underwritten/Placed Offering"( means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public or on behalf of a person other than the Company through an agent for sale to the public.

   Capitalized terms which are used in this Agreement and which are not defined herein but are defined in the Stock Purchase Agreement shall have the meanings ascribed to them in the Stock Purchase Agreement.

   Section 2. Shelf Registration. (a) Obligation to File and Maintain. At any time following the purchase by Buyer of Company Preferred Stock, promptly upon the written request of Buyer, the Company will use its best efforts to file with the Commission a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as Buyer may from time to time notify the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by Buyer, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the Company undertakes to effect registration of such shares as soon as possible after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities (provided that the Company may terminate the effectiveness of a Shelf Registration on the second anniversary of the date of effectiveness thereof plus a number of days equal to the number of days in all Registration Suspension Periods relating to such Shelf Registration). During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by Buyer or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

   (b) Black-Out Periods of Buyer. Notwithstanding anything herein to the contrary, (i) the Company shall have the right, by written notice to Buyer (the "Suspension Notice"), exercisable on not more than two occasions during any three-year period, from time to time to require Buyer not to sell under the Shelf Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, and (ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 90 days) the filing or effectiveness of a registration statement otherwise required to be prepared and filed by it pursuant to this Section 2 if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement (either, the "Registration Suspension Period").

   (c) Black-Out Periods of the Company. Subject to the conditions of this
Section 2(c), Buyer shall have the right, exercisable on not more than two occasions during any three-year period, from time to time to require the Company not to sell any common equity securities of the Company or any securities convertible into common equity securities of the Company under any registration statement or prospectus supplement relating to an existing shelf registration statement (other than sales of shares of Common Stock upon the redemption of Operating Partnership Units,or limited partnership units of any other Subsidiary of the Company and sales of equity securities issued or granted pursuant to any employee benefit or similar plan or any dividend reinvestment plan), or to suspend the effectiveness thereof, during the period starting with the date 30 days prior to Buyer's good faith estimate, as certified in writing by an executive officer of Buyer to the Company, of a proposed date of filing of a preliminary prospectus supplement relating to a Shelf Registration filed pursuant to Section 2(a), pertaining to an underwritten public offering of Registrable Securities, and ending on the date 60 days following the date of filing the final prospectus supplement, but in no event on a date later than 75 days following the date of filing of the preliminary prospectus supplement. In no event may the Company include in any preliminary prospectus supplement under which Buyer is offering Registrable Securities covered by this Section 2(c) any equity securities of the Company or any securities convertible into equity securities of the Company.

   (d) Shelf Registrations. The Company shall be obligated to effect and maintain in effect a Shelf Registration under this Section 2. A Shelf Registration shall not be deemed to have been effected, unless such registration becomes effective pursuant to the Securities Act and is kept continuously effective of a period of at least two years (other than any periods during such period of effectiveness which are Registration Suspension Periods, and provided that no such Registration Suspension Periods shall count towards such two-year period); provided, however, that no Shelf Registration shall be deemed to have been effected if such registration cannot be used by Buyer for more than 45 days as a result of any stop order, injunction or other order of the Commission or other Government Authority for any reason other than an act or omission of Buyer.

   (e) Notice. The Company shall give Buyer prompt notice in the event that the Company has suspended sales of Registrable Securities under Section 2(b).

   (f) Expenses. All Company Registration Expenses incurred in connection with any Shelf Registration which may be requested under this Section 2 shall be borne by the Company, and all Registration Expenses incurred in connection with any such Shelf Registration shall be borne by Buyer.

   (g) Selection of Underwriters. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2 shall include such underwriter(s) or other agent(s) as selected by Buyer and are assented to by the Company with such assent not to be unreasonably withheld or delayed.

   (h) Company Right to Purchase. If Buyer proposes to offer any Registrable Securities in an underwritten offering under a Shelf Registration statement filed by the Company pursuant to Section 2(a), Buyer shall give the Company prior written notice of the proposed offering, setting forth the number of Registrable Securities that Buyer proposes to offer, the expected timing of the proposed offering, and the expected gross selling price of such offering. The Company shall have the right, if it irrevocably so notifies Buyer within 10 Business Days after its receipt of Buyer's notice, to purchase all of the Registrable Securities that Buyer proposes to offer, at the gross selling price set forth in Buyer's notice to the Company. In the event the Company shall so notify Buyer, it shall effect such purchase within 10 Business Days.

   Section 3. Requested Registration. (a) Obligation to File. If, with respect to Registerable Securities at any time, and from time to time thereafter, the Company shall receive from Buyer a written request for the Company to effect any registration, qualification or compliance with respect to Registerable Securities, then, at a time specified in such request, the Company will use reasonable efforts to effect all such registrations, qualifications and compliances when so specified in such request, subject as aforesaid and provided that the Company shall have at least 85 days after such request (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with regulations issued under the Securities Act and any other governmental requirements or regulations) to effect all such registrations, qualifications and compliances as would permit or facilitate the sale and distribution of Registerable Securities as are specified in such request; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3:

        (i) in a particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

        (ii) if the Company has already effected one registration for Buyer pursuant to this Section 3 during the immediately preceding twelve-month period or if there is a registration effective pursuant to Section 2 at the time of such request.

   (b) Underwriting. If Buyer intends to distribute the Registerable Securities covered by its request by means of an underwritten public offering, it shall so advise the Company. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 3 shall include such underwriter(s) or other agent(s) as selected by Buyer and are assented to Buyer, with such assent not to be unreasonably withheld or delayed.

   (c) Black-Out Periods of Buyer. Subject to the conditions of this Section 3,
(i) the Company shall have the right, exercisable on not more than two occasions during any three-year period, from time to time to require Buyer not to sell under the registration requested pursuant to this Article 3 or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, and
(ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 90 days) the filing or effectiveness of a registration statement otherwise required to be prepared and filed by it pursuant to this Article 3 if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

   (d) Black-Out Periods of the Company. Subject to the conditions of this
Section 3.4, Buyer shall have the right, exercisable on not more than two occasions from time to time, to require the Company not to sell any common equity securities of the Company or any securities convertible into common equity securities of the Company under any registration statement or prospectus supplement relating to an existing registration statement requested pursuant to this Article 3 (other than sales of shares of Common Stock upon the redemption of Operating Partnership Units, or limited partnership units of any other Subsidiary of the Company and sales of equity securities issued or granted pursuant to any employee benefit or similar plan or any dividend reinvestment plan), or to suspend the effectiveness thereof, during the period starting with the date 15 days prior to Buyer's good faith estimate, as certified in writing by an executive officer of Buyer to the Company, of a proposed date of filing of a preliminary prospectus supplement relating to a registration statement filed pursuant to Section 3.1, pertaining to an underwritten public offering of Registrable Securities, and ending on the date 60 days following the date of filing the final prospectus supplement, but in no event on a date later than 75 days following the date of filing of the preliminary prospectus supplement.

   (e) Expenses. All Company Registration Expenses incurred in connection with any registration which may be requested under this Section 3 shall be borne by the Company, and all Registration Expenses incurred in connection with any such registration shall be borne by Buyer.

   Section 4. Incidental Registrations. (a) Notification and Inclusion. If the Company proposes to register for its own account any common equity securities of the Company or any securities convertible into common equity securities of the Company under the Securities Act (other than (i) a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, (ii) a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, (iii) a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, (iv) a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering and declared effective, (v) a registration on Form S-3 for Company Common Stock issuable upon conversion of Operating Partnership Units issued in exchange for assets or (vi) the Public Offering), the Company shall, at each such time, promptly give written notice of such registration to Buyer. Upon the written request of Buyer given within 10 days after receipt of such notice by Buyer, the Company shall seek to include in such proposed registration such Registrable Securities as Buyer shall request be so included and shall use its best efforts to cause a registration statement covering all of the Registrable Securities that Buyer has requested to be registered to become effective under the Securities Act, provided, that for purposes of this Section 4 Registrable Securities of Buyer shall be limited to Company Common Stock. The Company shall be under no obligation to complete any offering of securities it proposes to make under this
Section 3 and shall incur no liability to Buyer for its failure to do so. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Buyer and, thereupon,
(i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company agrees, for the benefit of Buyer, not to grant or afford to any holder of Operating Partnership Units (or holder of shares of Company Common Stock issuable upon exercise of Operating Partnership Units) referred to in clause (v) of the parenthetical to the first sentence of this clause (a), any "piggyback" or incidental registration rights that would arise from or become effective upon the registration by the Company on behalf of Buyer of any Registrable Securities.

   (b) Cut-back Provisions. If a registration pursuant to this Section 4 involves an Underwritten/Placed Offering of the securities so being registered, whether or not solely for sale for the account of the Company, which securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transaction, and the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering shall inform the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the Company will include in such registration (i) first, all the securities of the Company which the Company proposes to sell for its own account and (ii) second, to the extent of the amount which the Company is so advised can be sold in (or during the time of) such offering, Registrable Securities requested to be included in such registration, pro rata, among Buyer and others exercising incidental registration rights, on the basis of shares of Company Common Stock requested to be included by all such persons.

   (c) Expenses. The Company shall bear and pay all Company Registration Expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 4 for Buyer, and all Registration Expenses incurred in connection with any registration of any other securities referred to in the first sentence of

Section 4(a), and Buyer shall bear and pay all Registration Expenses incurred in connection with any registration of Registrable Securities pursuant to this
Section 4, other than Company Registration Expenses, for Buyer.

   (d) Duration of Effectiveness. At the request of Buyer, the Company shall, subject to Section 2(b), use its best efforts to keep any registration statement for which Registrable Securities are included under this Section 4 effective and usable for up to 90 days (subject to extension for the length of any Registration Suspension Period), unless the distribution of securities registered thereunder has been earlier completed; provided, however, that in no event will the Company be required to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would be so required to prepare and file such audited financial statements if such registration statement were no longer effective and usable.

   Section 5. Registration Procedures. In connection with the filing of any registration statement as provided in Section 2, 3 or 4, the Company shall use its best efforts to, as expeditiously as reasonably practicable:

      (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such' registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by Buyer copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to Buyer;

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until, in the case of Section 2, the termination of the period dur ing which the Shelf Registration is required to be kept effective, or, in the case of Section 3 or Section 4, the earlier of such time as all of such securities have been disposed of and the date which is 90 days after the date of initial effectiveness of such registration statement;

      (c) furnish to Buyer such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the pro spectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as Buyer may reasonably request;

      (d) register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as Buyer shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Buyer to consummate the disposition in such jurisdictions of the securities owned by Buyer, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

      (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Government Authority as may be reasonably necessary to enable Buyer to consummate the disposition of such Registrable Securities;

      (f) furnish to Buyer a signed counterpart, addressed to Buyer (and the underwriters), of

         (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Buyer, and

         (ii) to the extent permitted by then applicable rules of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement;

   covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

      (g) immediately notify Buyer at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Buyer promptly prepare and furnish to Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

      (h) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Buyer shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five Business Days prior to the filing thereof;

         (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

         (ii) list all Company Stock covered by such registration statement on any securities exchange on which any of the Company Stock is then listed.

Buyer shall furnish in writing to the Company such information regarding Buyer (and any of its affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

   Buyer agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g) of this Section 5, Buyer will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this
Section 5.

   Section 6. Underwritten Offerings. If requested by the underwriters for any underwritten offerings by Buyer, under a registration requested pursuant to
Section 2(a) or Section 3(a), the Company and the Operating Partnership will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and the Operating Partnership and such other terms as are customarily contained in agreements of this type, including indemnities to the effect and to the extent provided in Section 9. Buyer shall be a party to such underwriting agreement and may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Buyer. Buyer shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding Buyer and Buyer's intended method of distribution and any other representation or warranty required by law.

   Section 7. Preparation, Reasonable Investigation. In connection with the preparation and filing of the registration statement under the Securities Act pursuant to Section 2 or 3 hereof, the Company will give Buyer, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Buyer's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

   Section 8. Tag-Along Rights. Buyer shall be entitled to the rights set forth in this Section 8.

   (a) Rights and Notice. The Company shall not directly or indirectly sell or otherwise dispose of shares of Company Stock to any person (a "Third Party") in connection with an Extraordinary Transaction in which the consideration for some or all of the shares of Company Stock is cash or cash equivalents (as determined under GAAP), unless the terms and conditions of such sale or other disposition shall include an offer to Buyer to include, at the option of Buyer, in such sale or other disposition of the Company Stock owned by Buyer at the time of such sale or other disposition determined in accordance with Section 8(b) (the "Tag-Along Shares"). The Company shall send a written notice (the "Tag-Along Notice") to Buyer setting forth the number of shares of Company Stock proposed to be sold or otherwise disposed of in the Extraordinary Transaction (the "Extraordinary Transaction Shares"), and the price at which such shares are proposed to be sold (or the method by which such price is proposed to be determined). At any time within 15 days after its receipt of the Tag-Along Notice, Buyer may exercise its option to sell the Tag-Along Shares by furnishing written notice of such exercise (the "Exercise Notice") to the Company.

   (b) Number of Shares to be Included. If the proposed sale or other disposition by the Company in connection with an Extraordinary Transaction is consummated, Buyer shall have the right to sell to the Third Party as part of such proposed sale or other disposition of such number of Company Stock (with Company

Preferred Stock determined in terms of the number of shares of Company Common Stock into which it would then be entitled to be converted without giving effect to any time restriction on conversion) owned by Buyer equal to the product of
(i) the ratio (which in no event shall exceed 20% for purposes of this Section
8) of the total number of shares of Company Stock owned by Buyer at the time that Buyer receives the Tag-Along Notice to the total number of outstanding shares of Company Stock at the time that Buyer receives the Tag-Along Notice, and (ii) the number of Extraordinary Transaction Shares; provided, however, that if the number of Tag-Along Shares is less than the number of shares of Company Stock owned by Buyer at the time that Buyer receives the Tag-Along Notice, such that the number of shares that Buyer would have been able to sell as determined above in this Section 8(b) based upon the total number of shares of Company Stock owned by Buyer at the time Buyer receives the Tag-Along Notice is more, then Buyer shall have the right to sell to the Third Party as part of the proposed sale or other disposition to the Third Party by the Company in connection with an Extraordinary Transaction such larger number of shares as determined based upon the total number of shares of Company Stock owned by Buyer at the time that Buyer receives the Tag-Along Notice. All calculations pursuant to this paragraph shall exclude and ignore any unissued shares of Company Stock issuable pursuant to stock options, warrants and other rights to acquire shares of Company Stock and pursuant to convertible or exchangeable securities other than with respect to the Company Stock held by Buyer, but shall include shares of Company Common Stock issuable upon redemption of limited partnership interests in the Operating Partnership (all of which shares shall be deemed to be outstanding for purposes of this calculation).

   (c) Abandonment of Sale. Each of the Company and the Third party shall have the right, in its sole discretion, at all times prior to consummation of the proposed sale or other disposition giving rise to the tag-along right granted by this Section 8 to abandon, rescind, annul, withdraw or otherwise terminate such sale or other disposition, whereupon all tag-along rights in respect of such sale or other disposition pursuant to this Section 8 shall become null and void, and neither the Company nor the Third Party shall have any liability or obligation to Buyer with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

   (d) Terms of Sale. The purchase from Buyer pursuant to this Section 8 shall be on the same terms and conditions, including the per share price and the date of sale or other disposition, as are applicable to the Company, and which shall be consistent with the relevant Tag-Along Notice.

   (e) Timing of Sale. If, with respect to any Tag-Along Notice, Buyer fails to deliver an Exercise Notice within the requisite time period, the Company shall have 150 days after the expiration of the time in which the Exercise Notice is required to be delivered in which to sell or otherwise dispose of not more than the number of shares of Company Stock described in the Tag-Along Notice on terms not more favorable to the Company than were set forth in the Tag-Along Notice. If, at the end of 150 days following the receipt of the Tag-Along Notice, the Company has not completed the sale or other disposition of Company Stock in accordance with the terms described in the Tag-Along Notice, the Company shall again be obligated to comply with the provisions of this Section 8 with respect to, and provide Buyer with the opportunity to participate in, any proposed sale or other disposition of shares of Company Stock in connection with an Extraordinary Transaction.

   Section 9. Indemnification. (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless Buyer, each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Buyer or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse Buyer and each such underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such regis tration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Buyer or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof, and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer or any such underwriter or controlling person and shall survive the transfer of such securities by Buyer.

   (b) Indemnification by Buyer. In the event of registration of any Registrable Securities in any registration statement pursuant to Section 2, Section 3 or
Section 4, the Company shall receive an undertaking satisfactory to it from Buyer to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 9) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Buyer specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by Buyer.

   (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

   (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Company and Buyer with respect to any required registration or other qualification of securities under any federal or state law or regulation of Governmental Authority other than the Securities Act.

   (e) Indemnification Payments. The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

   (f) Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

   Section 10. Covenants Relating to Rule 144, etc. The Company will file in a timely manner, information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of Buyer, deliver to Buyer a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number,
(c) the Company's Commission file number, (d) the number of shares of Company Common Stock and the number of shares of Company Preferred Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of Buyer, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

   The Company agrees that if Buyer arranges for the delivery to the Company of an opinion of counsel (reasonably satisfactory to the Company), to the effect that the Registrable Securities may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto (other than those required by the Company Charter in effect on the date hereof) are removed upon the consummation of such sale, Buyer may request that its certificates evidencing such Registrable Securities be exchanged by the Company for certificates free and clear of all transfer restrictions and legends (other than those required by the Company Charter in effect on the date hereof, unless deleted from the Company Charter after the date hereof and before any such delivery). The Company agrees to deliver such legend free shares certificates to Buyer within three business days of Buyer's request therefor. Should the Company fail to deliver such certificates within such three business day period, the Company agrees to indemnify Buyer for all losses sustained by Buyer as a result of any decrease in value of such Registrable Securities from such date beginning on the fourth business day following Buyer's request for exchange and continuing until such date as new certificates, free and clear of all legends, has been delivered to Buyer.

   Section 11. Miscellaneous. (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 11, provided receipt of copies of such counterparts is confirmed.

   (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

   (c) Entire Agreement. This Agreement (including agreements incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

   (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                                    Berkshire Realty Company, Inc.
                                    470 Atlantic Avenue
                                    Boston, MA  02210
                                    Attention: David Marshall
                                               Marianne Pritchard
                                    Telecopy Number: 617-556-8171


                                    The Berkshire Group
                                    470 Atlantic Avenue
                                    Boston, MA  02210
                                    Attention: Scott D. Spelfogel, Esq.
                                    Telecopy Number: 617-556-8171

                         with a copy to:

                                    Peabody & Brown
                                    101 Federal Street
                                    Boston, MA 02110
                                    Attention: Alexander J. Jordan, Jr.
                                    Telecopy Number: 617-345-1300


or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

                                     Westbrook Partners, L.L.C.
                                     599 Lexington Avenue
                                     New York, NY 10022
                                     Attention: Michael Barr
                                     Telecopy Number: (212) 849-8801


                           and a copy to:

                                     Westbrook Partners, L.L.C.
                                     13155 Noel Road, LB 54
                                     Dallas, TX 75240
                                     Attention: Patrick Fox
                                     Telecopy Number: (972) 934-8333

                           with a copy to:

                                     Rogers & Wells
                                     200 Park Avenue
                                     New York, New York 10166
                                     Attention: Allen Curtis Greer, II
                                     Telecopy Number: (212) 878-8375

   (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party, except that if (i) Buyer transfers or pledges any or all Registrable Securities to a bona fide financial institution as security for any bona fide indebtedness of any Buyer, the pledgee of the Registrable Securities shall be considered an intended beneficiary hereof and may exercise all rights of Buyer hereunder, (ii) any person included within the definition of the term Buyer shall be permitted to assign its rights hereunder to any other person included in such definition, and (iii) the rights to cause the Company to take actions with respect to Registerable Securities granted by the Company hereunder may be assigned or otherwise conveyed to any Person which is a direct or indirect transferee or assignee of Buyer with respect to Registrable Securities; provided that (A) only Buyer may request, on behalf of itself and other holders of Registrable Securities, registration pursuant to this Agreement, (B) such transfer is effected in accordance with applicable federal and state securities laws, (C) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if it were Buyer hereunder and (D) in the event of a pledge of Registrable Securities, Buyer shall retain and be bound by all obligations of Buyer hereunder during the period of any such pledge and in the event of a foreclosure of the pledged Registrable Securities.

   (f) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean Sections or other headings of this Agreement unless otherwise stated.

   (g) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

   (h) Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

   This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

   (i) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.



                                      BERKSHIRE REALTY COMPANY, INC.



                                      By: _____________________________________

                                          _____________, President


                                      WESTBROOK BERKSHIRE HOLDINGS, L.L.C.



                                      By: _____________________________________

                                          _____________, Authorized Signatory